UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 17, 2010
SOLUTIA INC.

(Exact name of registrant as specified in its charter)
DELAWARE
(State of Incorporation)

001-13255	43-1781797

(Commission File Number)	(IRS Employer Identification No.)

575 Maryville Centre Drive, P.O. Box 66760, St. Louis, Missouri	63166-6760

(Address of principal executive offices)	(Zip Code)
(314) 674-1000
Registrant’s telephone number, including area code
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.
Item 1.02 Termination of a Material Definitive Agreement.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.
Item 7.01 Regulation FD Disclosure.
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-10.1
EX-10.2
EX-10.3
EX-10.4
EX-99.1

Item 1.01 Entry Into a Material Definitive Agreement.
The purpose of this item is to disclose certain information regarding the principal terms and conditions of the credit agreement refinancing that Solutia Inc. (the “Company”) and certain of its subsidiaries consummated on March 17, 2010 (the “2010 Refinancing”).
On March 17, 2010 (the “Closing Date”), the Company entered into a new credit agreement dated as of March 17, 2010 (the “Credit Agreement”) by and among the Company, the lender parties thereto, Deutsche Bank Trust Company Americas, as Administrative Agent, Collateral Agent, Swing Line Lender and Issuer, Citibank, N.A., HSBC Securities (USA) Inc. and JPMorgan Chase Bank, N.A., as Co-Syndication Agents, Jefferies Finance LLC, as Documentation Agent and Deutsche Bank Securities Inc., Jefferies Finance LLC, HSBC Securities (USA) Inc., Citigroup Global Markets Inc. and J.P. Morgan Securities Inc., as Joint Lead Arrangers and as Joint Bookrunners.
The Credit Agreement consists of a revolving credit facility of $300 million with a term of five years (the “Revolving Credit Facility”) and a term loan B of $850 million (the “Term Loan”) with a term of seven years (the “Term Loan Facility”, together with the Revolving Credit Facility, the “Credit Facilities”). The Credit Agreement also provides that, under certain conditions, the Company may increase the Revolving Credit Facility by up to $100 million and the Term Loan Facility by up to $300 million.
The Credit Agreement and related loan documents replace the Company’s prior credit agreements, dated February 28, 2008, and related loan documents in connection with the Company’s senior secured term loan facility and senior secured asset-based revolving credit facility (collectively, the “Prior Credit Facilities”). All commitments under the Prior Credit Facilities were terminated and all borrowings thereunder were repaid effective on the Closing Date. The remaining obligations of the Company under the Prior Credit Facilities generally are limited to certain remaining contingent indemnification obligations under the Prior Credit Facilities.
On the Closing Date, the Company borrowed $850 million under the Term Loan Facility, which Term Loan was issued at 99.5% of the principal amount borrowed. The Company used the proceeds from the Term Loan Facility, together with other available cash on hand, to repay in full all outstanding borrowings under the Prior Credit Facilities. The Revolving Credit Facility was undrawn at closing, and after deducting for approximately $44 million Letters of Credit, had availability of approximately $256 million.
The Credit Facilities will be used for working capital, including the issuance of letters of credit, capital expenditures and for general corporate purposes.
The 2010 Refinancing, among other things, effectively extends the maturity of the Company’s outstanding (i) term loan under the Prior Credit Facilities from February 28, 2014 to March 17, 2017, and (ii) outstanding revolving loans under the Prior Credit Facilities from February 28, 2013 to March 17, 2015.
The following is a description of certain material terms of the Credit Facilities. A copy of the Credit Agreement is attached hereto as Exhibit 10.1 to this Report and is incorporated by reference herein. The description of the Credit Facilities below does not purport to be complete and is qualified in its entirety by reference to such exhibit. Unless otherwise indicated, capitalized terms have the meanings given to them in the Credit Agreement.
Interest Rate and Fees
The proceeds from the Term Loan Facility will bear interest at either (A) the LIBO Rate (as defined in the

Credit Agreement), subject to a 1.50% Floor, plus 3.25% subject to a step-down to 3.00% when the Company’s Total Net Leverage Ratio is below 2.50:1.0, or (B) in certain circumstances, the Base Rate (as defined in the Credit Agreement) plus 2.25%, subject to a step down to 2.00% when the Company’s Total Net Leverage Ratio is below 2.50:1.0.
The interest rates per annum applicable to loans made pursuant to the Revolving Facility will be, at our option, equal to either (A) the LIBO Rate plus 3.50%, subject to a step-down to 3.25% when the Company’s Total Net Leverage Ratio is below 2.50:1.0 or (B) the Base Rate plus 2.50%, subject to a step down to 2.25% when the Company’s Total Net Leverage Ratio is below 2.50:1.0.
On the Closing Date, the Company paid an upfront fee to the lenders under the Credit Facilities of (i) 2.25% to such lenders’ commitment under the Revolving Credit Facility and (ii) 0.50% of the stated principal amount of the Term Loan made by such lenders on the Closing Date. To maintain availability of funds under the Revolving Credit Facility, the Company will pay a commitment fee of 0.75% on the unused portion of the Revolving Credit Facility, payable quarterly in arrears and on the final maturity of the Revolving Credit Facility. The Company’s ability to borrow additional funds in the future under the Revolving Credit Facility is subject to certain conditions, including compliance with certain covenants and making certain representations and warranties.
In addition to paying interest on outstanding principal under the Credit Facilities, the Company is required to pay customary letter of credit fees to the letter of credit issuers, including an annual letter of credit fee payable quarterly in arrears equal to the applicable margin for LIBO Rate revolving loans multiplied by the average daily maximum amount available to be drawn under all outstanding Letters of Credit. We are also required to pay customary agency fees under the Credit Facilities.
Prepayments
We will be required to prepay the outstanding amount of the Term Loan Facility and, after the Term Loan has been prepaid in full, the Revolving Credit Facility, subject to certain exceptions, with:
•	100% of the net cash proceeds from the issuance of Refinancing Notes (as defined in the Credit Agreement) and from any issuance of debt not otherwise permitted to be incurred under the Credit Agreement, subject to certain exceptions;

•	100% of the net cash proceeds of all non-ordinary course asset sales and insurance or condemnation recoveries, subject to reinvestment rights and other exceptions;

•	50% (which percentage may be reduced to certain levels upon the achievement of the Total Net Leverage Ratio) of excess cash flow (as defined in the Credit Agreement), less the amount of certain voluntary prepayments as described in the Credit Agreement.
We may voluntarily repay outstanding loans under the Credit Facilities at any time without premium or penalty, other than customary LIBO Rate breakage costs, if any.
Maturity and Amortization
The Term Loan Facility will amortize each year in an amount equal to 1% per annum in equal quarterly installments for the first six years and nine months, with the remaining amount payable on the date that is seven years from the Closing Date.
Principal amounts outstanding under the Revolving Facility will be due and payable in full at maturity, five years from the Closing Date.
Certain Covenants and Events of Default
The Credit Agreement and related loan documents contain certain covenants that limit our and our subsidiaries ability, among other things, subject to certain exceptions, to:
•	incur or guarantee indebtedness;

•	consummate asset sales, acquisitions or mergers;

•	make investments;

•	prepay other indebtedness;

•	enter into transactions with affiliates; and

•	pay dividends or repurchase stock.
The Credit Facilities also requires compliance with a minimum fixed charge coverage ratio of 1.35 to 1.00 (with step-ups thereafter) and a maximum total leverage ratio of 4.50 to 1.00 (with step-downs thereafter).
Subject to customary grace periods and notice requirements, the Credit Facilities also contain certain customary events of default, including:
•	failure to make required payments;

•	failure to comply with certain agreements or covenants;

•	defaults under certain other indebtedness;

•	certain events of bankruptcy and insolvency;

•	failure to pay certain judgments;

•	the occurrence of certain material ERISA events; and

•	the occurrence of a “change of control”.
A “change of control” of the Company is deemed to have occurred if: (i) any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of voting stock representing 35% or more (or 40% or more in the case of any such “person” or “group” that is, on the Effective Date, the beneficial owner of 25% or more of such voting stock, (ii) during any period of two consecutive years, individuals who at the beginning of such period constituted the board of directors of the Company (together with any new directors whose election to the Board of Directors or whose nomination for election by the Company’s shareholders was approved by a vote of the majority of the directors of the Company then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the board of directors of the Company then in office; or (iii) at any time a “change of control” (or any other defined term having a similar purpose) occurs under any Material Indebtedness (as defined in the credit agreement).
The foregoing description of the covenants and events of default does not purport to be complete and is qualified in its entirety by reference to the full text of the Credit Agreement providing for the Credit Facilities, a copy of which is attached as Exhibit 10.1 to this Report and incorporated herein by reference.
Guarantees and Security
In connection with the execution of the Credit Agreement, the Company also entered into a certain Guarantee Agreement, Security Agreement and Pledge Agreement with certain of the Company’s subsidiaries and Deutsche Bank Trust Company Americas. All of our obligations under the Credit Facilities will be unconditionally guaranteed (the “Guarantees”) by (other than Unrestricted Subsidiaries and Immaterial Restricted Subsidiaries) each of our direct and indirect domestic subsidiaries and, to the extent that a guarantee by a foreign subsidiary would not, in our good faith judgment, have adverse tax consequences to us or our subsidiaries, each of our foreign subsidiaries (such domestic and foreign subsidiaries, collectively, the “Guarantors”).
Additionally, the Credit Facilities and the Guarantees will be secured by the following: (a) a perfected first priority security interest in, among other things, all of our and the Guarantors’ accounts receivable, inventory, cash, certain real property, personal property, material intellectual property and, in each case, proceeds thereof (subject to certain exceptions); and (b) a perfected first priority pledge of the capital stock in our subsidiaries (excluding certain specified subsidiaries), except that with respect to our foreign subsidiaries such pledge shall be limited to 65% of the capital stock of our “first-tier” foreign subsidiaries (or such greater percentage as could not, in our good faith judgment, reasonably be expected to have material adverse tax consequences to us or our subsidiaries); in each case, subject to permitted liens and materiality thresholds, and other exceptions and limitations.
The collateral under the Credit Facilities shall exclude certain assets described in the Credit Agreement. The collateral under the Security Agreement and any applicable guarantees are subject to release upon fulfillment of certain conditions specified in the Credit Agreement and Security Agreement.
The foregoing description of the Guarantee Agreement, the Security Agreements and the Pledge Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of these agreements, copies of which are attached as Exhibits 10.2 through 10.4 to this Report and incorporated herein by reference.
Item 1.02 Termination of a Material Definitive Agreement.
The information included in Item 1.01 of this Report is incorporated by reference into this Item 1.02.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.
The information included in Item 1.01 of this Report is incorporated by reference into this Item 2.03.
Item 7.01 Regulation FD Disclosure.
On March 17, 2010, the Company issued a press release (the “Press Release”) announcing the consummation of the 2010 Refinancing, a copy of which is attached to this Form 8-K as Exhibit 99.1 and is incorporated by reference into this Item 7.01.
In accordance with General Instruction B.2 to the Form 8-K, the information under this Item 7.01 and the Press Release shall be deemed to be “furnished” to the SEC and not be deemed “filed” with the SEC for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 9.01. Financial Statements and Exhibits
(d)

Exhibit Number	Description

10.1	Credit Agreement dated March 17, 2010, by and among Solutia Inc., the lender parties thereto, Deutsche Bank Trust Company Americas, as Administrative Agent, Collateral Agent, Swing Line Lender and Issuer, Citibank, N.A., HSBC Securities (USA) Inc. and JPMorgan Chase Bank, N.A., as Co-Syndication Agents, Jefferies Finance LLC, as Documentation Agent and Deutsche Bank Securities Inc., Jefferies Finance LLC, HSBC Securities (USA) Inc., Citigroup Global Markets Inc. and J.P. Morgan Securities Inc., as Joint Lead Arrangers and as Joint Bookrunners.

10.2	Guarantee Agreement, dated as of March 17, 2010, by and among certain subsidiaries of Solutia Inc. party hereto, as Guarantors, and Deutsche Bank Trust Company Americas, as Collateral Agent.

10.3	Security Agreement, dated as of March 17, 2010, by and among Solutia Inc., the subsidiaries party thereto, as Grantors, and Deutsche Bank Trust Company Americas, as Collateral Agent.

10.4	Pledge Agreement, dated as of March 17, 2010, by and among Solutia Inc., the subsidiaries party thereto, as Pledgors, and Deutsche Bank Trust Company Americas, as Collateral Agent.

99.1	Press Release, dated March 17, 2010.

SIGNATURES
PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED.

SOLUTIA INC. (Registrant)
By:	/s/ Paul J. Berra III
	Name:	Paul J. Berra III
	Title:	Senior Vice President, General Counsel, Legal and Governmental Affairs

DATE: March 23, 2010

EXHIBIT INDEX
(d)

Exhibit Number	Description

10.1	Credit Agreement dated March 17, 2010, by and among Solutia Inc., the lender parties thereto, Deutsche Bank Trust Company Americas, as Administrative Agent, Collateral Agent, Swing Line Lender and Issuer, Citibank, N.A., HSBC Securities (USA) Inc. and JPMorgan Chase Bank, N.A., as Co-Syndication Agents, Jefferies Finance LLC, as Documentation Agent and Deutsche Bank Securities Inc., Jefferies Finance LLC, HSBC Securities (USA) Inc., Citigroup Global Markets Inc. and J.P. Morgan Securities Inc., as Joint Lead Arrangers and as Joint Bookrunners.

10.2	Guarantee Agreement, dated as of March 17, 2010, by and among certain subsidiaries of Solutia Inc. party hereto, as Guarantors, and Deutsche Bank Trust Company Americas, as Collateral Agent.

10.3	Security Agreement, dated as of March 17, 2010, by and among Solutia Inc., the subsidiaries party thereto, as Grantors, and Deutsche Bank Trust Company Americas, as Collateral Agent.

10.4	Pledge Agreement, dated as of March 17, 2010, by and among Solutia Inc., the subsidiaries party thereto, as Pledgors, and Deutsche Bank Trust Company Americas, as Collateral Agent.

99.1	Press Release, dated March 17, 2010.